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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 16, 1999
                ------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                                 PNC BANK CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                          COMMISSION FILE NUMBER 1-9718


           Pennsylvania                               25-1435979
-------------------------------                   -------------------
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                    Identification No.)

                                  ONE PNC PLAZA
                                249 FIFTH AVENUE
                       PITTSBURGH, PENNSYLVANIA 15222-2707
                    ----------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (412) 762-1553
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





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ITEM 5. OTHER EVENTS

On February 16, 1999, PNC Funding Corp ("Funding") and PNC Bank Corp. (the "Corporation") entered into an Underwriting Agreement with Salomon Smith Barney Inc., for itself and the several underwriters named in Schedule II thereof, relating to the public offering of $250,000,000 aggregate principal amount (the "Principal Amount") of 6 1/8% Subordinated Notes Due 2009 of Funding (the "6 1/8% Notes"), unconditionally guaranteed, on a subordinated basis, as to payment of principal and interest by the Corporation (the "Guarantee"), at a purchase price of 99.847% of the Principal Amount, plus accrued interest, if any, from February 22, 1999. The closing is expected to occur on February 22, 1999.

The Underwriting Agreement is attached to this Current Report on Form 8-K as
Exhibit 1. The 6 1/8% Notes are being issued pursuant to Registration Statement on Form S-3 (No. 333-34709), filed with the Securities and Exchange Commission on August 29, 1997 (the "SEC") and declared effective on September 9, 1997. A Prospectus Supplement dated February 16, 1999, relating to the 6 1/8% Notes was filed with the SEC pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, on February 18, 1999.

The form of Debt Security and related Guarantee previously filed as Exhibit 4.9 to the Corporation's Registration Statement referred to above is substantially identical to the form of 6 1/8% Note and related Guarantee, except as follows. With respect to 6 1/8% Notes, the CUSIP No. is 693476AL7, and they bear interest at a rate of 6 1/8% per annum from February 22, 1999, payable semiannually in arrears on February 15 and August 15 of each year, commencing August 15, 1999 (each, an "Interest Payment Date") to persons in whose names the 6 1/8% Notes are registered at the close of business on the January 31 and July 31, as the case may be, next preceding such Interest Payment Dates. The 6 1/8% Notes mature on February 15, 2009. The 6 1/8% Notes rank pari passu with Funding's 9 7/8% Subordinated Notes Due 2001, 6 7/8% Subordinated Notes Due 2003, 6 1/8% Subordinated Notes Due 2003, 7 3/4% Subordinated Notes Due 2004, 6 7/8% Notes Due 2007, and 6 1/2% Subordinated Notes Due 2008. The Chase Manhattan Bank, formerly known as Chemical Bank, successor by merger to Manufacturer Hanover Trust Company, is the Trustee.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

The exhibits listed on the Exhibit Index on page 3 of this Form 8-K are filed herewith.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             PNC BANK CORP.
                                             (Registrant)


Date: February 19, 1999                      By: /s/ Robert L. Haunschild
                                                ------------------------------
                                                 Robert L. Haunschild
                                                 Senior Vice President and
                                                 Chief Financial Officer






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                                  EXHIBIT INDEX

1 Underwriting Agreement dated as of February 16, 1999, among PNC Funding Corp, PNC Bank Corp., and the underwriters named therein, filed herewith.

4 Form of Debt Security and related Guarantee incorporated by reference to Exhibit 4.9 to PNC Bank Corp.'s and PNC Funding Corp's Registration Statement on Form S-3 (No. 333-34709) (see Item 5).